UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT,
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report	June 20, 2012
(Date of earliest event reported)	June 19, 2012

TRINITY CAPITAL CORPORATION
(Exact name of Registrant as specified in its charter)

New Mexico
(State or other jurisdiction of incorporation)

000-50266	85-0242376
(Commission File Number)	(I.R.S. Employer Identification Number)
1200 Trinity Drive, Los Alamos, New Mexico (Address of principal executive offices)	87544 (Zip Code)

(505) 662-5171
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2—Financial Information

Item 8.01.   Other Events

On June 19, 2012, the Company's Board of Directors approved a dividend on common stock in the amount of $0.15 per share to be paid to shareholders of record as of June 30, 2012.  The dividend will be payable on July 13, 2012.  The press release is attached hereto as Exhibit 99.1.

Certain statements contained in the attached letter to shareholders that are not historical facts may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, or the Exchange Act.  These forward-looking statements are covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.  These statements, which are based on certain assumptions and estimates, describe the Company’s expectations and can generally be identified by the use of the words “may,” “will,” “should,” “could,” “estimate,” “expect” and similar expressions.  These forward-looking statements may include statements relating to the Company’s anticipated financial performance, financial condition, and credit quality, as well as any other statements that are not historical facts.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits

(a)	Financial Statements of Business Acquired.

None.

(b)	Pro Forma Financial Information

None.

(c)	Exhibits

99.1 Press Release dated June 20, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRINITY CAPITAL CORPORATION

Dated: June 20, 2012	By:	/s/ William C. Enloe
William C. Enloe, Chief Executive Officer